FORBEARANCE AGREEMENT


           WHEREAS, BNY Financial Corporation ("Factor") and Signal Apparel Company, Inc. ("Signal") have heretofore entered into a Factoring Agreement bearing an effective date of May 21, 1991 and various documents, notes, instruments, guaranties and agreements executed and delivered in connection therewith (all of the foregoing, as heretofore amended, amended and restated, supplemented or otherwise modified, collectively, the "Existing Signal Factoring Agreements"); and

           WHEREAS, Factor and The Shirt Shed, Inc. ("Shed") have heretofore entered into a Factoring Agreement bearing an effective date of July 25, 1991 and various documents, notes, instruments, guaranties and agreements executed and delivered in connection therewith (all of the foregoing, as amended, amended and restated, supplemented or otherwise modified, collectively, the "Existing Shed Factoring Agreements"; together with the Existing Signal Factoring Agreements, collectively, the "Existing Factoring Agreements"); and

           WHEREAS, Signal and Shed (collectively, the "Clients") acknowledge, confirm and agree that (a) defaults have occurred under the Existing Factoring Agreements, which defaults continue to exist and which the Factor has suffered to exist, including without limitation, paragraphs 11(a)(iii) [TANGIBLE NET WORTH], 11(a)(iv) [WORKING CAPITAL] and 11(a)(v) [PRE-TAX OPERATING EARNINGS], (collectively, the "Existing Defaults"); and (b) as a result of the Existing Defaults, the Factor is entitled, as of the date hereof, to terminate the Existing Factoring Agreements and to exercise any and all of its rights and remedies under the Existing Factoring Agreements, applicable law or otherwise to realize upon its collateral and to collect the Obligations (as such term is defined in the Existing Factoring Agreements); and

           WHEREAS, in order for the Clients to continue to operate their businesses and to make efforts to meet their respective financial obligations to the Factor and other creditors, the Clients have requested that the Factor forbear for a limited period of time from exercising its rights and remedies under the Existing Factoring Agreements; and

          WHEREAS, the Factor has advised the Clients that Factor desires to preserve the Existing Defaults and the rights and remedies arising under the Existing Factoring Agreements as a result of the existence and continuance of the Existing Defaults; and

           WHEREAS, subject to the terms and conditions set forth herein, Factor has agreed to accommodate the Clients' request to forbear from exercising its rights and remedies under the Existing Factoring Agreements.

           NOW THEREFORE, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

           1. ACKNOWLEDGMENT OF OUTSTANDING OBLIGATIONS. Each of the Clients hereby acknowledges, confirms and agrees that as of October 31, 1997, the Obligations due and owing to the Factor, jointly and severally by the Clients, are in the aggregate principal amount of not less than $____________, plus accrued and unpaid interest, plus all costs, fees, expenses and other sums and charges due and owing to the Factor under the Existing Factoring Agreements, including, without limitation, all costs and expenses incurred by the Factor in connection with the negotiation, preparation and execution of this Forbearance Agreement, and all documents, instruments and agreements delivered in connection with this Forbearance Agreement (all of the foregoing is collectively referred to as the "Existing Debt"). Each of the Clients hereby acknowledges, confirms and agrees that as of the date hereof, the Existing Debt is due and owing by the Clients to the Factor without offset, defense or counterclaim of any kind, nature or description whatsoever.

           2. BINDING EFFECT OF EXISTING FACTORING AGREEMENTS. Each of the Clients hereby acknowledges, confirms and agrees that: (a) each of the Existing Factoring Agreements to which such Client is a party has been duly executed and delivered to the Factor, and each is in full force and effect as of the date hereof; (b) the covenants, agreements and Obligations of each Client contained in or incurred under the respective Existing Factoring Agreements to which such Client is a party constitute the legal, valid and binding Obligations of such Client, enforceable against such Client in accordance with the terms and conditions of the Existing Factoring Agreements to which such Client is a party, and each such Client has no valid defense to the enforcement of such Obligations or such Existing Factoring Agreements to which it is a party; and (c) the Factor is and shall be entitled to the rights, remedies and benefits provided for in the Existing Factoring Agreements and pursuant to applicable law, subject to the terms and conditions of this Forbearance Agreement.

          3. ACKNOWLEDGEMENT OF LIENS AND SECURITY INTERESTS BY CLIENTS. Each of the Clients hereby ratifies and confirms its grant to the Factor of the liens upon and security interests in the properties and assets of the Clients heretofore mortgaged, pledged, granted or assigned to the Factor under the Existing Factoring Agreements and the New Factoring Agreements (as defined herein), and acknowledges and confirms that such liens and security interests secure and shall continue to secure the Obligations.

           4. PRESERVATION OF EXISTING DEFAULTS. Each of the Clients hereby acknowledges, confirms and agrees that notwithstanding the execution and delivery of the New Factoring Agreements, (a) the Existing Defaults are preserved and shall

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

continue to exist after the execution and delivery of the New Factoring Agreements; and (b) subject to the conditions set forth in this Forbearance Agreement, the Factor's rights and remedies arising by reason of the Existing Defaults are preserved in all respects without prejudice to the Factor.

          5.   FORBEARANCE.

                (a) Factor and each of the Clients agree that, until the occurrence of an Additional Default (as defined in paragraph 7 below), the Factor will forbear from exercising any of its rights and/or remedies arising by reason of the Existing Defaults or applicable law to realize upon its collateral, or any part thereof, and/or to commence any action against the Clients, individually or collectively, to collect the Obligations or any part thereof. The period commencing as of the date hereof and terminating on the date of the occurrence of an Additional Default is hereinafter referred to as the "Forbearance Period".

                (b)   Upon  the  termination of  the  Forbearance
Period, the agreement of the Factor to forbear shall automatically and without further action or notice terminate and be of no further force or effect, it being expressly agreed that the effect of such termination of the Forbearance Period will be to permit the Factor, without notice, demand or advertisement (all of which are expressly waived by the Clients), to exercise its rights and remedies arising by reason of the Existing Defaults or applicable law with respect to the collateral and the Obligations, all without further notice, passage of time or forbearance of any kind or nature.

            6.     EXECUTION   AND  DELIVERY  OF  NEW   FACTORING
AGREEMENTS.

                (a) As an inducement to the Factor to enter into this Forbearance Agreement, the Clients have agreed to, simultaneously with the execution and delivery of this Forbearance Agreement, execute and deliver (or causing to be executed and delivered) and comply with the terms and provisions of the following:

                                   (i)    Amended  and   Restated
                        Factoring  Agreement between  Factor  and
                        Signal;

                                              (ii)  Amended   and
                             Restated     Factoring     Agreement
                             between Factor and Shed;

                                                            (iii)
                             Termination  of  Right  to   Request
                             Advances   and   Incur   Obligations
                             Under  Factoring  Agreement  between
                             Factor    and   American   Marketing
                             Works, Inc. ("AMW");

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

                                              (iv)  Amendment  to
                             Inventory     Security     Agreement
                             between Factor and Signal;

                                   (v)   Amendment  to  Inventory
                        Security  Agreement  between  Factor  and
                        Shed;

                                              (vi)  Amendment  to
                             Inventory     Security     Agreement
                             between Factor and AMW;

                                             (vii)      Amendment
                             to   Equipment  Security   Agreement
                             between Factor and Signal;

                                             (viii)     Amendment
                             to   Equipment  Security   Agreement
                             between Factor and Shed;

                                              (ix)  Amendment  to
                             Equipment     Security     Agreement
                             between Factor and AMW;

                                   (x)   Secretary's  Certificate
                        of Directors' Resolutions for Signal;

                                               (xi)   Secretary's
                             Certificate      of       Directors'
                             Resolutions for Shed;

                                                            (xii)
                             Secretary's      Certificate      of
                             Directors' Resolutions for AMW;

                                             (xiii)    Letter re:
                             Cash Deposits between Factor and  WG
                             Trading        Company       Limited
                             Partnership; and

                                              (xiv)       Amended
                             and   Restated   Intercreditor   and
                             Subordination  Agreement  among   WG
                             Trading        Company       Limited
                             Partnership,   WG   Partner,   L.P.,
                             Walsh  Greenwood & Co., and  Factor;
                             and

the   various  documents,  notes,  instruments,  guaranties   and
agreements  executed  and  delivered  in  connection   with   the
foregoing  (all  of  the  foregoing,  as  amended,  amended   and
restated, supplemented or otherwise modified, collectively, the "New Factoring Agreements").

          7.   ADDITIONAL DEFAULTS; REMEDIES.

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

                (a) The occurrence of any one or more of the following shall constitute an "Additional Default" under this Forbearance Agreement and a default under the New Factoring
Agreements:

                     (i)   the  breach  of  any  representations,
warranties, covenants or agreements contained in this Forbearance
Agreement, which breach shall be material, as determined in Factor's sole discretion;

                     (ii)       the occurrence of a default under
the New Factoring Agreements;

                     (iii)     any payment made by either or both
of the Clients to any entity which is a party to a subordination agreement as of the date hereof in favor of the Factor regarding obligations of either or both of the Clients to such entity and Factor; or

                     (iv) initiation of any action against either or both of the Clients to collect monies allegedly owed by any entity which is a party to a subordination agreement as of the date hereof in favor of the Factor regarding obligations of either or both of the Clients to such entity and Factor.

               (b) Upon the occurrence of any Additional Default hereunder, and notwithstanding anything to the contrary contained in the New Factoring Agreements, the Factor may thereupon, and at any time and from time to time thereafter, demand immediate payment of the Obligations, in full or in part, exercise any and all of its rights and remedies under this Forbearance Agreement, the New Factoring Agreements, applicable law or otherwise, all of which rights and remedies shall be non-exclusive and cumulative and exercisable in whatever order or manner as the Factor, in its sole discretion, may deem appropriate.

          8.   GENERAL PROVISIONS.

                (a) Upon the request of the Factor, the Clients shall execute and deliver to Factor, or cause to be executed and delivered, all such additional documents, instruments and agreements as the Factor may determine, in its sole discretion, are necessary or desirable to effectuate the purposes and intent of this Forbearance Agreement.

                (b) This Forbearance Agreement shall be binding upon each of the Clients and their respective successors and assigns.

                (c)   The validity of this Forbearance Agreement,
its  construction,  interpretation  and  enforcement,  shall   be
determined under and according

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

to the laws of the State of New York, without any reference to its principles of conflicts of law. The Clients hereby consent to the non-exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York in any action or proceeding under, arising out of or related to this Forbearance Agreement, the Existing Factoring Agreements and the New Factoring Agreements.

                (d)  THE CLIENTS AND THE FACTOR HEREBY WAIVE  ALL
RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER, ARISING
OUT OF OR RELATED TO THIS FORBEARANCE AGREEMENT.

               (e) The unenforceability or invalidity of any one or more provisions hereof shall not render any other provisions herein contained unenforceable or invalid.

               (f)  This Forbearance Agreement is the result of a
full and complete negotiation at arm's length by all parties hereto. No term sheets or prior drafts or memoranda prepared by any parties shall be used to construe or interpret any provision hereof, nor shall any one party hereto be considered the "drafter" of this Forbearance Agreement for the purposes of construing the terms, conditions and obligations set forth herein. This Forbearance Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein and supersedes in their entirety any and all understandings and agreements, whether written or oral, of the parties with respect to the foregoing. Except as expressly amended or otherwise modified hereby (including, without limitation, the preservation of the Existing Defaults), the New Factoring Agreements remain in full force and effect in accordance with their existing terms and provisions as of the date hereof, EXCEPT THAT, in the event of any conflict between any term or provision of this Forbearance Agreement and any term or provision of the New Factoring Agreements, the term or provision of this Forbearance Agreement shall control. This Forbearance Agreement cannot be changed, modified, amended, waived or terminated in any respect, except by a writing executed by the party to be charged.

               (g) This Forbearance Agreement may be executed in one or more counterparts, each of which shall constitute but one and the same Forbearance Agreement.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Forbearance Agreement as of the 31st day of October, 1997.

                              BNY FINANCIAL CORPORATION

                              By:/s/ Frank Imperati


                              Title: Vice President

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           [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                              SIGNAL APPAREL COMPANY, INC.

                              By: /s/ David E. Houseman

                              Title: Chief Executive Officer


                              THE SHIRT SHED, INC.

                              By: /s/ Robert Powell

                              Title: Vice President